UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.
Completion of Acquisition or Disposition of Assets.

On April 22, 2013, Barnes Group Inc. (the “Company”) completed the previously announced sale of its North American distribution business (the "BDNA Business") to MSC Industrial Direct Co., Inc. ("MSC") pursuant to the terms of the Asset Purchase Agreement dated February 22, 2013 (the "APA") between the Company and MSC. Pursuant to the terms of the APA, the total cash consideration paid to the Company for the BDNA Business, including estimated adjustments for its net working capital, was approximately $549 million, subject to certain post closing adjustments set forth in the APA and described in Item 2.01 of the Company's Current Report on Form 8-K filed on February 27, 2013 (the "Prior Form 8-K"), which description is incorporated herein by reference. The foregoing description of the APA is qualified in its entirety by reference to the full text of the APA attached as Exhibit 2.1 to the Prior Form 8-K, which Exhibit is incorporated herein by reference.

Item 2.02.
Results of Operations and Financial Condition.

During the first quarter of 2013, the Company announced in connection with the sale of the BDNA Business that it would realign the remaining business within the Distribution segment, Associated Spring Raymond, into the Company's Industrial segment resulting in two reportable segments: Aerospace and Industrial. The BDNA results will be segregated and presented as discontinued operations in the consolidated financial statements beginning with the Company's first quarter 2013 Form 10-Q. In addition, segment information will be reported under the realigned structure beginning with the Company's first quarter 2013 Form 10-Q. The Company is today releasing and posting on its website, www.BGInc.com, supplemental information to previously issued historical Consolidated Statements of Income and Segment Information, as set forth in Exhibit 99.1 attached hereto, to reflect the discontinued operations and the segment realignment. The retrospective adjustments had no effect on the Company's previously reported net income, financial condition or cash flows.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on April 22, 2013 regarding, among other items, the closing of the sale of the BDNA Business. A copy of the press release is furnished with this Report as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

	Exhibit No.	Description
	99.1	Financial Supplement dated April 22, 2013.
	99.2	Press Release of the Company dated April 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2013	BARNES GROUP INC.
(Registrant)

	By:	/s/ CHRISTOPHER J. STEPHENS, JR.
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Financial Supplement dated April 22, 2013.
99.2	Press Release of the Company dated April 22, 2013.

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